UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACCURAY INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Accuray Incorporated IMPORTANT ANNUAL MEETING INFORMATION Vote by Internet • Go to www.investorvote.com/ARAY • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Accuray Incorporated Important Notice Regarding the Availability of Proxy Materials for the Accuray Incorporated Annual Meeting of Stockholders to be Held on November 16, 2018 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2018 Proxy Statement (the “Proxy Statement”), the Annual Report for the year ended June 30, 2018 (which is not deemed to be part of the official proxy soliciting materials) (the “Annual Report”) and any amendments to the foregoing materials that are required to be furnished to stockholders (together with the Proxy Statement and the Annual Report, the “Proxy Materials”) are available at: www.investorvote.com/ARAY Easy Online Access — A Convenient Way to View Proxy Materials and Vote : When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/ARAY. Step 2: Click on the icon on the right to view current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 2, 2018 to facilitate timely delivery. 2NOT + 02WOJB

Accuray Incorporated 2018 Annual Meeting Voting Items The 2018 Annual Meeting of Stockholders of Accuray Incorporated will be held on Friday, November 16, 2018 at 9 am PST at Accuray’s corporate offices located at 1310 Chesapeake Terrace, Sunnyvale CA 94089. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the election of each of the director nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and FOR Proposal 5: 1. To elect two Class III directors named in the proxy statement to hold office until our 2021 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed; 2. To approve an amendment to our 2016 Equity Incentive Plan to increase the number of shares authorized for issuance under such plan; 3. To approve an amendment to our 2007 Employee Stock Purchase Plan to increase the number of shares authorized for issuance under such plan; 4. Advisory vote to approve the compensation of our named executive officers; 5. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2019; and 6. To transact any other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to Accuray Incorporated 2018 Annual Meeting Directions to the Accuray Incorporated 2018 Annual Meeting are available on our website, www.accuray.com. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/ARAY. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Accuray Incorporated” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by November 2, 2018. 02WOJB